Exhibit 99.1

HYDRA INDUSTRIES ACQUISITION CORP.

INDEX TO FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm	2

Balance Sheet	3

Notes to Financial Statements	4-11

1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Audit Committee of the Board of Directors and Stockholders

of Hydra Industries Acquisition Corp.

We have audited the accompanying balance sheet of Hydra Industries Acquisition Corp. (the “Company”) as of October 29, 2014. The balance sheet is the responsibility of the Company’s management. Our responsibility is to express an opinion on the balance sheet based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of Hydra Industries Acquisition Corp. as of October 29, 2014, in conformity with accounting principles generally accepted in the United States of America.

/s/ Marcum LLP

Marcum LLP

New York, NY

November 4, 2014

2

HYDRA INDUSTRIES ACQUISITION CORP.

Balance Sheet

As of October 29, 2014

ASSETS
Current Assets
Cash and cash equivalents	$1,186,262
Prepaid expenses	22,000
Total Current Assets	1,208,262

Cash held in Trust Account	80,000,000
Other assets	164,611
TOTAL ASSETS	$81,372,873

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Accounts payable and accrued expenses	$5,092
Accrued offering costs	31,600
Total Current Liabilities	36,692
Deferred underwriting fees	2,800,000
Total Liabilities	2,836,692

Commitments and Contingencies
Common stock subject to possible redemption, 7,353,618 shares at conversion value	73,536,180

Stockholders' Equity
Preferred stock, $0.0001 par value; 1,000,000 authorized, none issued and outstanding	-
Common stock, $0.0001 par value; 29,000,000 shares authorized; 2,946,382 shares issued and outstanding (excluding 7,353,618 shares subject to possible redemption) (1)	295
Additional paid-in capital	5,015,229
Accumulated deficit	(15,523)
Total Stockholders' Equity	5,000,001

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$81,372,873

(1)	Includes an aggregate of 300,000 shares of common stock held by the initial stockholders that are subject to forfeiture to the extent that the underwriters’ over-allotment is not exercised in full (Note 7).

The accompanying notes are an integral part of the financial statements.

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HYDRA INDUSTRIES ACQUISITION CORP. NOTES TO FINANCIAL STATEMENTS

NOTE 1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

Hydra Industries Acquisition Corp. (the “Company”) is a blank check company incorporated in Delaware on May 30, 2014. The Company was formed for the purpose of acquiring, through a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, recapitalization or other similar business transaction, one or more operating businesses or assets that the Company has not yet identified (“Business Combination”).

At October 29, 2014, the Company had not yet commenced any operations. All activity through October 29, 2014 relates to the Company’s formation and its Initial Public Offering which is described below. The Company has selected December 31 as its fiscal year end.

The registration statement for the Company’s initial public offering (“Initial Public Offering”) was declared effective on October 24, 2014. The Company consummated the Initial Public Offering of 8,000,000 units (“Units”) at $10.00 per unit on October 29, 2014, generating gross proceeds of $80,000,000.

Simultaneously with the closing of the Initial Public Offering, the Company consummated the private placement of 7,500,000 warrants (“Private Placement Warrants”) at a price of $0.50 per warrant to certain of the Company’s stockholders, generating gross proceeds of $3,750,000, which is described in Note 4.

Transaction costs amounted to $5,223,296, inclusive of $2,000,000 of underwriting fees, $2,800,000 of deferred underwriting fees (which are held in the Trust Account (defined below)) and $423,296 of Initial Public Offering costs. In addition, $1,326,704 of cash was available to fund operations and held outside of the Trust Account.

Following the closing of the Initial Public Offering on October 29, 2014, an amount of $80,000,000 ($10.00 per Unit) from the net proceeds of the sale of the Units in the Initial Public Offering and the Private Placement Warrants was placed in a trust account (“Trust Account”) and will be invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “1940 Act”), with a maturity of 180 days or less or in any open-ended investment company that holds itself out as a money market fund selected by the Company meeting the conditions of paragraphs (c)(2), (c)(3) and (c)(4) of Rule 2a-7 of the 1940 Act, as determined by the Company, until the earlier of: (i) the consummation of a Business Combination or (ii) the distribution of the Trust Account as described below.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of its Initial Public Offering and Private Placement Warrants, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. The Company’s Units are listed on the Nasdaq Capital Market (“NASDAQ”). Pursuant to the NASDAQ listing rules, the Company’s Business Combination must be with a target business or businesses whose collective fair market value is equal to at least 80% of the balance in the Trust Account at the time of the execution of a definitive agreement for such Business Combination. There is no assurance that the Company will be able to successfully effect a Business Combination.

The Company, after signing a definitive agreement for the acquisition of one or more target businesses or assets, may either (i) seek stockholder approval of a Business Combination at a meeting called for such purpose at which stockholders may seek to redeem their shares, regardless of whether they vote for or against a Business Combination or (ii) provide its stockholders with the opportunity to sell their shares to the Company by means of a tender offer (and thereby avoid the need for a stockholder vote). The Business Combination must be approved by the board of directors. In addition, the Company’s Business Combination must be approved by the MIHI LLC (the “Macquarie sponsor”) as a closing condition to the Contingent Forward Purchase Contract (as described in Note 6). In the event that the Company seeks stockholder approval in connection with a Business Combination, the Company will proceed with a Business Combination only if a majority of the outstanding shares that are voted are voted in favor of the Business Combination. In connection with such vote, the Company will provide its stockholders with the opportunity to redeem their shares of the Company’s common stock upon the consummation of a Business Combination for a pro-rata portion of the amount then in the Trust Account (initially $10.00 per share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to pay taxes). However, in no event will the Company redeem its public shares in an amount that would cause its net tangible assets to be less than $5,000,001. Hydra Industries Sponsor LLC (the “Hydra sponsor”) and the Macquarie sponsor (together with the Hydra sponsor, the “Sponsors”) and the other initial stockholders of the Company have agreed, in the event the Company is required to seek stockholder approval of its Business Combination, to vote their founders shares and any public shares held, in favor of approving a Business Combination. Notwithstanding the foregoing redemption rights, if the Company seeks stockholder approval of the Business Combination and it does not conduct redemptions in connection with the Business Combination pursuant to the tender offer rules, the Company’s amended and restated certificate of incorporation provides that a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its shares with respect to an aggregate of 25% or more of the shares sold in the Initial Public Offering.

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HYDRA INDUSTRIES ACQUISITION CORP. NOTES TO FINANCIAL STATEMENTS

If the Company is unable to complete a Business Combination within 24 months from the closing of the Initial Public Offering (the “Combination Period”), the Company will (i) cease all operations except for the purposes of winding up of its affairs; (ii) distribute the aggregate amount then on deposit in the Trust Account, including a portion of the interest earned thereon (net of any taxes payable, and less up to $50,000 of interest to pay dissolution expenses), pro rata to the Company’s public stockholders by way of redemption of the Company’s public shares (which redemption would completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any); and (iii) as promptly as possible following such redemption, dissolve and liquidate the balance of the Company’s net assets to its remaining stockholders, as part of the Company’s plan of dissolution and liquidation.

The initial stockholders have agreed to waive their redemption rights with respect to the founder shares (i) in connection with the consummation of a Business Combination, (ii) if the Company fails to consummate a Business Combination within the Combination Period, and (iii) upon the Company’s liquidation upon the expiration of the Combination Period. However, if the Company’s initial stockholders should acquire public shares in or after the Initial Public Offering, they will be entitled to redemption rights with respect to such public shares if the Company fails to consummate a Business Combination within the required time period. The underwriters have agreed to waive their rights to their deferred underwriting commission held in the Trust Account in the event the Company does not consummate a Business Combination within the Combination Period and, in such event, such amounts will be included with the funds held in the Trust Account that will be available to fund the redemption of the Company’s public shares. In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the Initial Public Offering price per Unit in the Initial Public Offering ($10.00 per share). A. Lorne Weil, the Company’s Chairman and Chief Executive Officer and the managing member of the Hydra sponsor, has agreed that he will be liable to the Company, and the Macquarie sponsor has agreed to indemnify Mr. Weil for 50% of any such liability, if and to the extent any claims by a vendor for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below $10.00 per share or such lesser amount per Common Stock held in the Trust Account as of the date of the liquidation of the Trust Account, due to reductions in value of the trust assets other than due to the failure to obtain such waiver, in each case net of the amount of interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act.

The Company will seek to reduce the possibility that Mr. Weil will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers (other than the Company’s independent auditors and the provider of the Company’s directors and officers insurance), prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying financial statements are presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”).

Emerging growth company

Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act of 1933, as amended (“Securities Act”) registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard.

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HYDRA INDUSTRIES ACQUISITION CORP. NOTES TO FINANCIAL STATEMENTS

Cash and cash equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of October 29, 2014.

Cash held in Trust Account

At October 29, 2014, the assets held in the Trust Account were held in cash.

Common stock subject to possible redemption

The Company accounts for its common stock subject to possible conversion in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Common stock subject to mandatory redemption (if any) is classified as a liability instrument and is measured at fair value. Conditionally redeemable common stock (including common stock that features redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. The Company’s common stock features certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, at October 29, 2014, the common stock subject to possible redemption in the amount of $73,536,180 is presented as temporary equity, outside of the stockholders’ equity section of the Company’s balance sheet.

Offering Costs

Offering costs consist principally of legal, accounting and underwriting costs incurred through the balance sheet date that are directly related to the Initial Public Offering. Offering costs amounting to $5,223,296 (including $4,800,000 in underwriters’ fees, of which $2,800,000 is deferred) were charged to stockholder’s equity upon completion of the Initial Public Offering.

Concentration of credit risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of cash accounts in a financial institution which, at times may exceed the Federal depository insurance coverage of $250,000. At October 29, 2014, the Company had not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Fair value of financial instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC Topic 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the accompanying balance sheet, primarily due to their short-term nature.

Use of estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the balance sheet.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the balance sheet, which management considered in formulating its estimate, could change in the near term due to one or more future events. Accordingly, the actual results could differ significantly from those estimates.

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HYDRA INDUSTRIES ACQUISITION CORP. NOTES TO FINANCIAL STATEMENTS

Income taxes

The Company complies with the accounting and reporting requirements of ASC Topic 740, “Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC Topic 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. There were no unrecognized tax benefits as of October 29, 2014. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

The Company may be subject to potential income tax examinations by federal or state authorities. These potential examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with federal and state tax laws. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

The Company’s policy for recording interest and penalties associated with audits is to record such expense as a component of income tax expense. There were no amounts accrued for penalties or interest as of October 29, 2014. Management is currently unaware of any issues under review that could result in significant payments, accruals or material deviations from its position.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s financial statements.

Subsequent events

The Company evaluates subsequent events and transactions that occur after the balance sheet date up to the date that the financial statements were issued for potential recognition or disclosure. Any material events that occur between the balance sheet date and the date that the financial statements were available for issuance are disclosed as subsequent events, while the financial statements are adjusted to reflect any conditions that existed at the balance sheet date. Based upon this review, the Company did not identify any recognized or non-recognized subsequent events that would have required adjustment or disclosure in the financial statements.

NOTE 3. INITIAL PUBLIC OFFERING

On October 29, 2014, the Company sold 8,000,000 Units at a purchase price of $10.00 per Unit in the Initial Public Offering. Each Unit consists of one share of the Company’s common stock, $0.0001 par value (“Common Stock”), one right (“Public Right”) and one redeemable common stock purchase warrant (“Public Warrant”). Each Public Right will convert into one-tenth (1/10) of one share of Common Stock upon the consummation of a Business Combination. The Company is not registering the shares of Common Stock issuable upon exercise of the Public Warrants. However, the Company has agreed to use its best efforts to file within 15 business days of the closing of a Business Combination and have an effective registration statement within 60 business days of the closing of a Business Combination covering the shares of Common Stock issuable upon exercise of the Public Warrants, to maintain a current prospectus relating to those shares of Common Stock until the earlier of the date the Public Warrants expire or are redeemed and, the date on which all of the Public Warrants have been exercised and to qualify the resale of such shares under state blue sky laws, to the extent an exemption is not available. Each Public Warrant entitles the holder to purchase one-half share of Common Stock at an exercise price of $5.75 ($11.50 per whole share). The Public Warrants may be exercised only for a whole number of shares of Common Stock. No fractional shares will be issued upon exercise of the Public Warrants. The Public Warrants will become exercisable on the later of (a) 30 days after the consummation of a Business Combination, or (b) 12 months from the closing of the Initial Public Offering. The Public Warrants will expire five years after the consummation of a Business Combination or earlier upon redemption or liquidation. The Public Warrants will be redeemable by the Company at a price of $0.01 per warrant upon 30 days prior written notice after the Public Warrants become exercisable, only in the event that the last sale price of the Common Stock equals or exceeds $24.00 per share for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which notice of redemption is given. The Company will not redeem the Public Warrants unless an effective registration statement under the Securities Act covering the shares of Common Stock issuable upon exercise of the Public Warrants is effective and a current prospectus relating to those shares of Common Stock is available throughout the 30-day redemption period except if the Public Warrants may be exercised on a cashless basis and such cashless exercise is exempt from registration under the Securities Act. If and when the Public Warrants become redeemable by the Company, the Company may exercise its redemption right even if it is unable to register or qualify the underlying securities for sale under all applicable state securities laws.

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HYDRA INDUSTRIES ACQUISITION CORP. NOTES TO FINANCIAL STATEMENTS

If the Company calls the Public Warrants for redemption, management will have the option to require all holders that wish to exercise the Public Warrants to do so on a “cashless basis.” In such event, each holder would pay the exercise price by surrendering the Public Warrants for that number of shares of Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of Common Stock underlying the Public Warrants, multiplied by the difference between the exercise price of the Public Warrants and the “fair market value” (defined below) by (y) the fair market value. The “fair market value” shall mean the average reported last sale price of the Common Stock for the 10 trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of Public Warrants.

NOTE 4. PRIVATE PLACEMENT

Simultaneously with the Initial Public Offering, A. Lorne Weil, the Company’s Chairman of the Board and Chief Executive Officer, the Macquarie sponsor and Martin E. Schloss, the Company’s Executive Vice President, General Counsel and Secretary, purchased an aggregate of 7,500,000 Private Placement Warrants at a price of $0.50 per warrant ($3,750,000 in the aggregate) in a private placement. Each Private Placement Warrant is exercisable to purchase one-half share of the Company’s Common Stock at $5.75 per half share. The Private Placement Warrants may be exercised only for a whole number of shares of Common Stock. No fractional shares will be issued upon exercise of the Private Placement Warrants. The purchase price of the Private Placement Warrants was added to the net proceeds from the Initial Public Offering held in the Trust Account, less $750,000 for offering expenses and $1,000,000 for working capital to be held outside of the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the proceeds of the sale of the Private Placement Warrants will be used, in part, to fund the redemption of the Company’s public shares (subject to the requirements of applicable law). There will be no redemption rights or liquidating distributions with respect to the Private Placement Warrants.

The Sponsors have agreed that the Private Placement Warrants and the Common Stock issuable upon exercise of the Private Placement Warrants will not be transferable, assignable or salable until 30 days following consummation of a Business Combination, subject to certain limited exceptions. Additionally, the Private Placement Warrants will be non-redeemable so long as they are held by the initial purchasers or such purchasers’ permitted transferees. If the Private Placement Warrants are held by someone other than the initial purchasers or such purchasers’ permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the warrants included in the Units sold in the Initial Public Offering. If the Company does not complete a Business Combination, then the proceeds will be part of the liquidating distribution to the public stockholders and the warrants issued to the Sponsors will expire worthless.

NOTE 5. RELATED PARTY TRANSACTIONS

Founder Shares

In July 2014, the Company issued 2,875,000 shares of Common Stock to the Sponsors, of which an aggregate of 575,000 shares were subsequently cancelled by the Company (the “founder shares”) for an aggregate purchase price of $25,000 (see Note 7). The founder shares are identical to the shares of Common Stock included in the Units sold in the Initial Public Offering, except that (1) the founder shares are subject to certain transfer restrictions, as described in more detail below, and (2) the Company’s initial stockholders have agreed: (i) to waive their redemption rights with respect to their founder shares in connection with the consummation of a Business Combination and (ii) to waive their redemption rights with respect to their founder shares if the Company fails to complete a Business Combination within the Combination Period. However, the Company’s initial stockholders will be entitled to redemption rights with respect to any public shares they hold by way of public market purchase if the Company fails to consummate a Business Combination within such time period. If the Company submits a Business Combination to its public stockholders for a vote, the initial stockholders have agreed to vote their founder shares and any public shares held in favor of a Business Combination.

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HYDRA INDUSTRIES ACQUISITION CORP. NOTES TO FINANCIAL STATEMENTS

The Company’s initial stockholders have agreed not to transfer, assign or sell any of their founder shares until the earlier to occur of: (1) one year after a Business Combination or (2) the date on which the Company completes a liquidation, merger, stock exchange or other similar transaction after a Business Combination that results in all of the Company’s stockholders having the right to exchange their shares of Common Stock for cash, securities or other property (the “Lock Up Period”). Notwithstanding the foregoing, if the last sale price of the Company’s Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after a Business Combination, the founder shares will be released from the lock-up.

Administrative Services Agreement

The Company entered into an Administrative Services Agreement pursuant to which the Company pays an affiliate of the Hydra sponsor a total of $10,000 per month for office space, utilities and secretarial support commencing on October 24, 2014. Upon the completion of a Business Combination or the Company’s liquidation, the Company will cease paying these monthly fees.

Promissory Notes

On July 25, 2014, the Company entered into a promissory note with each of the Sponsors, whereby the Sponsors agreed to loan the Company up to an aggregate of $125,000 each (“Promissory Notes”) to be used in part for expenses incurred in connection with the Initial Public Offering. The Promissory Notes were non-interest bearing, unsecured and due at the earlier of March 31, 2015 or the closing of the Initial Public Offering. As of October 29, 2014, the Sponsors loaned the Company $194,499 under these Promissory Notes. The Promissory Notes were repaid upon the consummation of the Initial Public Offering.

NOTE 6. COMMITMENTS & CONTINGENCIES

Related Party Loans

In order to finance transaction costs in connection with a Business Combination, the Company’s Sponsors have each committed $250,000, for an aggregate of $500,000, in accordance with the unsecured promissory notes the Company will issue to the Sponsors pursuant to an expense advance agreement between the Company and the Sponsors, to be provided to the Company in the event that funds held outside of the Trust Account are insufficient to fund its expenses after the Initial Public Offering and prior to a Business Combination (including investigating and selecting a target business and other working capital requirements) and the Sponsors may, but are not obligated to, loan the Company additional funds as may be required. If the Company consummates a Business Combination, the Company expects to repay such non-interest bearing loaned amounts. In the event that the Business Combination does not close, the Company may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from the Trust Account would be used for such repayment. Up to $1,000,000 of all loans made to the Company may be convertible into warrants of the post Business Combination entity at a price of $0.50 per warrant at the option of the lender. The warrants would be identical to the Private Placement Warrants.

Contingent Forward Purchase Contract

On October 24, 2014, the Macquarie sponsor entered into a contingent forward purchase contract with the Company (the “Contingent Forward Purchase Contract”) to purchase, in a private placement for gross proceeds of $20,000,000 to occur concurrently with the consummation of the Business Combination, 2,000,000 Units on the same terms as the sale of the Units in the Initial Public Offering at $10.00 per Unit (which includes 2,000,000 rights which will be exchanged for 200,000 shares of Common Stock) (“Private Placement Units”), and 500,000 shares of the Company’s Common Stock on the same terms as the sale of the founder shares to the Sponsors prior to the Initial Public Offering (“Private Placement Shares”). The funds from the sale of the Private Placement Units and the Private Placement Shares will be used as part of the consideration to the sellers in the Business Combination; any excess funds from the Private Placement Units will be used for working capital in the post-transaction company. This commitment is independent of the percentage of stockholders electing to redeem their public shares.

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HYDRA INDUSTRIES ACQUISITION CORP. NOTES TO FINANCIAL STATEMENTS

As a closing condition to the Contingent Forward Purchase Contract, the Company agreed not to consummate a Business Combination without the Macquarie sponsor’s consent; provided, however, that if the Company fails to consummate a Business Combination within the required time period, and the Company’s board of directors (other than the Macquarie sponsor designee) unanimously vote in favor of a proposed Business Combination and the Macquarie sponsor decides to withhold its vote on the Business Combination, the Macquarie sponsor will be, subject to customary conditions, obligated to pay a $740,000 fee to the Hydra sponsor. In such event, the Private Placement Warrants purchased by the Macquarie sponsor and the Hydra sponsor will expire worthless. Notwithstanding the foregoing, in the event the Macquarie sponsor withholds consent to consummate a Business Combination because of regulatory reasons or the Business Combination involves a competitor to the Macquarie sponsor, its affiliates, or an entity in which the Macquarie sponsor or an affiliate has an equity interest, then the Macquarie sponsor is not obligated to pay the $740,000 fee, the Company may proceed with such Business Combination, the Macquarie sponsor will be permitted to sell its Private Placement Warrants and founder shares (provided that the transferee agrees to be bound by the transfer restrictions, lock-up provisions, registration rights, voting obligations and other such restrictions and rights of the transferred Private Placement Warrants and founder shares), the Hydra sponsor will use its best efforts to facilitate a sale of the Macquarie sponsor’s Private Placement Warrants and founder shares, and the term of the Macquarie sponsor’s nominee for the Board of Directors will automatically terminate and such board seat will remain vacant until filled by a successor duly appointed by the Hydra sponsor.

Right of First Refusal

The Company has granted Macquarie Capital (USA) Inc. (“Macquarie Capital”), an affiliate of the the Macquarie sponsor, a right of first refusal for a period of 36 months from the closing of the Initial Public Offering to provide certain financial advisory, underwriting, capital raising, and other services for which they may receive fees. The amount of fees the Company pays to Macquarie Capital will be based upon the prevailing market for similar services rendered by global full-service investment banks for such transactions, and will be subject to the review of the Company’s Audit Committee pursuant to the Audit Committee’s policies and procedures relating to transactions that may present conflicts of interest.

Registration Rights

Pursuant to a registration rights agreement entered into on October 24, 2014 with the Company’s initial stockholders and purchasers of the Private Placement Warrants and the Contingent Forward Purchase Contract, the Company is required to register certain securities for sale under the Securities Act. Each of the sponsors will be entitled to make up to three demands, excluding short form registration demands, that the Company register such securities for sale under the Securities Act and to have the securities covered thereby registered for resale pursuant to Rule 415 under the Securities Act. In addition, these holders will have “piggy-back” registration rights to include their securities in other registration statements filed by the Company. However, the registration rights agreement provides that the Company will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable Lock Up Period. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

The Company granted the underwriters a 45-day option to purchase up to 1,200,000 additional Units to cover over-allotments, if any, at the Initial Public Offering price less the underwriting discounts and commissions.

The underwriters are entitled to an underwriting discount of up to 6.0%, of which two and one-half percent (2.5%), or $2,000,000, was paid in cash at the closing of the Initial Public Offering on October 29, 2014, and up to three and one-half percent (3.5%) has been deferred. The deferred fee, including any amounts raised pursuant to the over-allotment option, will be payable in cash upon the closing of a Business Combination. The deferred fee will become payable to the underwriters from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement.

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HYDRA INDUSTRIES ACQUISITION CORP. NOTES TO FINANCIAL STATEMENTS

NOTE 7. STOCKHOLDERS’ EQUITY

Preferred Stock – The Company is authorized to issue 1,000,000 shares of preferred stock with a par value of $0.0001 per share in one or more series. The Company’s board of directors will be authorized to fix the voting rights, if any, designations, powers, preferences, the relative, participating, optional or other special rights and any qualifications, limitations and restrictions thereof, applicable to the shares of each series. At October 29, 2014, there are no shares of preferred stock issued or outstanding.

Common Stock – The Company is authorized to issue 29,000,000 shares of Common Stock with a par value of $0.0001 per share. Holders of the Company’s Common Stock are entitled to one vote for each common share. On October 24, 2014, the Sponsors and certain other stockholders of the Company returned to the Company an aggregate of 575,000 founder shares, which were cancelled by the Company. Accordingly, at October 29, 2014, there were 2,946,382 shares of Common Stock issued and outstanding (excluding 7,353,618 shares of Common Stock subject to possible redemption), of which 300,000 shares are subject to forfeiture by certain initial stockholders to the extent that the underwriters’ over-allotment is not exercised in full, so that the Company’s initial stockholders would own 20% of the issued and outstanding shares after the consummation of the Initial Public Offering.

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